UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  09/21/2005

NYMEX Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  333-30332

DE	13-4098266
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

One North End Avenue, World Financial Center, New York , NY 10282-1101
(Address of Principal Executive Offices, Including Zip Code)

(212) 299-2000
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 8.01.    Other Events

On September 20, 2005, NYMEX Holdings, Inc. (the "Company") signed a non-binding letter of intent with General Atlantic LLC, a leading global private equity firm, by which General Atlantic would invest $135 million for a 10% equity stake in the Company. This proposed transaction values the Company at $1.35 billion post-investment.

A press release, issued by the Company on September 20, 2005, is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

NYMEX Holdings, Inc.

Date: September 21, 2005.	By:	/s/ Mitchell Steinhause
Mitchell Steinhause
Chairman

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release